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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

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We consent to the incorporation by reference in the registration statements of
Kentucky First Bancorp, Inc. and Subsidiary on Form S-8 (as filed with the Commission on April 5, 1996) of our reports for the period ended June 30, 1995, which reports are incorporated by reference in this Annual Report on Form 10-KSB.

/s/ England & Hensley
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England & Hensley, CPA's
Lexington, Kentucky
September 25, 1997